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                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



         As independent auditors, we hereby consent to the use of our report, dated February 13, 1997, on the financial statements of Orgenics Ltd. included in this Form 10-KSB, and to the incorporation of our report into Selfcare, Inc.'s previously filed Registration Statement File Nos. 333-37961, 333-45534, and 333-15583, as amended.





                                        KOST LEVARY AND FORER
                                        Certified Public Accountants (Israel)
                                        a Member of Ernst & Young International







March 26, 1998
Tel-Aviv, Israel


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